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                                       [EXECUTION COPY]

       AMENDMENT NO. 3 TO 364-DAYCREDIT AGREEMENT
     AMENDMENT No. 3 dated as of August 9, 1996 among POLICY
     MANAGEMENT SYSTEMS CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.
                 W I T N E S S E T H :
     WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of August 11, 1995 (as amended, the "Agreement"); and
     WHEREAS, the Borrower has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to amend the Agreement as set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.
     SECTION 2. Amendment of the Definition of Debt. The definition of "Debt" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows: "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except (x) trade accounts payable arising in the ordinary course of business, (y) any other accrued expenses incurred in the ordinary course of


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     business and (z) payment of amounts pursuant to "contingent earn-out" or similar provisions the payment of which amounts is contingent upon the achievement of good faith performance targets, but only to the extent that such payment is not, or would not be reflected as, a liability on the balance sheet of such Person at such date, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.9 (a), (f) and (k) and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, (vi) all obligations of such Person with respect to Designated Swaps, but only to the extent that such obligations are, or would be reflected as, a liability on the balance sheet of such Person at such date, (vii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (viii) all Debt of others Guaranteed by such Person. It is understood that the payment obligations of the Borrower to a counterparty under any equity swap (each such swap, a "Designated Swap") to be entered into between it and the Borrower with respect to shares of outstanding common stock of the Borrower in connection with the Borrower's share repurchase program shall not constitute "Debt" except as set forth in clause
     (vi) of the definition of Debt.
     SECTION 3.  Extension of the Termination Date.  The
     definition of "Termination Date" contained in Section 1.1 of the Agreement is amended by substituting the date "August 8, 1997" for the date "August 9, 1996" set forth therein.
     SECTION 4.  Additional Permitted Temporary Cash Investments.
     The definition of "Temporary Cash Investments" set forth in
     Section 1.1 of the Agreement is amended to read in its entirety as follows:
       "Temporary Cash Investment" means any Investment in
     (i) direct obligations of the United States or any agency thereof or the Commonwealth of Australia, or obligations guaranteed by the United States or any agency thereof or the Commonwealth of Australia, (ii) commercial paper rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc.,
     (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of (x) any Bank or (y) any bank or trust company which is organized under the laws of the United States or any state thereof or the United Kingdom and has capital, surplus and undivided profits aggregating at least $750,000,000, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified

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     in clause (iii) above, (v) municipal bonds issued by
     municipalities located in the United States rated at least A or the equivalent thereof by Standard & Poor's Rating Group or A2 or the equivalent thereof by Moody's Investors Service, Inc. and, if such bonds are rated by both such agencies, then at least A or the equivalent thereof by Standard & Poor's Rating Group and A2 or the equivalent thereof by Moody's Investors Service, Inc. and (vi)
     Debt securities of any Person which are rated at least A or the equivalent thereof by Standard & Poor's Rating Group or A2 or the equivalent thereof by Moody's Investors Service, Inc. and, if such Debt securities are rated by both such agencies, then at least A or the equivalent thereof by Standard & Poor's Rating Group and A2 or the equivalent thereof by Moody's Investors Service, Inc.; provided that any Investment described in clauses (i), (ii), (iii)
     or (iv) matures within one year from the date of acquisition thereof by the Borrower or a Subsidiary and any Investment described in clause (vi) matures within 90 days from the date of acquisition thereof by the Borrower or a Subsidiary.
      SECTION 5.  Increase in Amount of Certain Permitted
     Subsidiary Debt. The proviso in clause (c) of Section 5.10 of the Agreement is amended to read in its entirety as follows: "provided that the aggregate principal amount of Debt of each such wholly-owned Subsidiary outstanding at any time and permitted by this clause (c) (net of the aggregate amount of Debt owed to such wholly-owned Subsidiary by the Borrower or any other wholly-owned Subsidiary) does not exceed $15,000,000. For purposes of this clause (c), (1) the "Debt" owed by any wholly-owned Subsidiary shall include, subject to clause (3) below, any intercompany loans of or advances made to such Subsidiary and regardless of whether such loans or advances constitute "Debt" as defined in Section
     1.1, intercompany accounts payable of such Subsidiary or
     otherwise, (2) the "Debt" owed to any wholly-owned Subsidiary shall include any amounts payable to such Subsidiary with respect to intercompany loans or advances made by such Subsidiary and regardless of whether such payments constitute intercompany accounts receivables of such Subsidiary or otherwise and (3) the "Debt" of a Subsidiary of the Borrower shall not include an amount up to 8,000,000 Australian Dollars owed by such Subsidiary to the Borrower and incurred by such Subsidiary solely for the purpose of consummating the acquisition of certain assets of Co-Cam Pty Ltd., Co-Cam Wholesale Pty Ltd., Co-Cam Asia Pty Ltd., Co-Cam Financial Systems Pty Ltd., Co-Cam Custom Software Pty Ltd., and Auz-Com Technologies Pty Ltd., each an Australian corporation, Co-Cam New Zealand Ltd., a New Zealand corporation, and Co-Cam Computer
     Services (UK) Ltd., a United Kingdom corporation.
      SECTION 6.  Increase in Minimum Cash Flow Ratio.  Section
     5.11 of the Agreement is amended by substituting the ratio ".4:1"
     for the ratio ".25:1" set forth therein.
     SECTION 7.  Increase in Minimum Consolidated Tangible Net
     Worth.  Section 5.13 of the Agreement is amended by substituting the amount "$175,000,000" for the amount "$162,500,000" set forth in the first sentence thereof.
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      SECTION 8.  Increase in Amount of Certain Permitted
     Investments. Clauses (c) and (d) of Section 5.15 of the Agreement are amended to read in their entirety as follows:
     "(c) Investments in any customer of the Borrower or any of its Subsidiaries (or in any other Person the accounts of which would be consolidated with those of such customer in such customer's consolidated financial statements if such statements were prepared as of the date such Investments are made) which are characterized as "inducements" and are made in connection with long term processing contracts entered into by the Borrower or such Subsidiary with such customer; and
     (d) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (d) and outstanding at such time does not exceed $40,000,000.".
     SECTION 9.  Substitution of Banks. A new Section 8.6 to the
     Agreement is added immediately after Section 8.5 thereof, to read in its entirety as follows:
     SECTION 8.6. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to
     Section 8.2 or (ii) any Bank has demanded compensation under
     Section 8.3 or 8.4, the Borrower shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank.
     SECTION 10. New Pricing Schedule. The Pricing Schedule to the Agreement is amended to read in its entirety as set forth on the Pricing Schedule attached hereto.
     SECTION 11. Release of Guarantor. Effective as of the date hereof, Policy Management Systems Canada, Ltd. shall cease to be a "Guarantor" under the Agreement and shall be released from all of its obligations thereunder.
     SECTION 12. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of August 9, 1996 upon receipt by the Agent of duly executed counterparts hereof signed by the Borrower and the Banks.
                5
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                 POLICY MANAGEMENT SYSTEMS CORPORATION,
                 POLICY MANAGEMENT SYSTEMS  CANADA, LTD.
                 CYBERTEK CORPORATION,
                 POLICY MANAGEMENT SYSTEMS
                     INTERNATIONAL.LTD.PMSI, L.P.
                 By POLICY MANAGEMENT SYSTEMS CORPORATION;
                           its General Partner
                      CYBERTEK SOLUTIONS, L.P.
                 By POLICY MANAGEMENT SYSTEMS CORPORATION;
                        its  General Partner



                           By _________________________
                             Name:
                              Title:
                 POLICY MANAGEMENT SYSTEMS INVESTMENTS,INC.

                           By _________________________
                              Name:
                              Title:


                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                           By _________________________
                              Name:
                              Title:

                 FIRST UNION NATIONAL BANK OF SOUTH
                                   CAROLINA


                           By ____________________
                              Name:
                              Title:
                 WACHOVIA BANK OF SOUTH CAROLINA, N.A.
                            By _____________________
                              Name:
                               Title:

                    BANK OF AMERICA ILLINOIS
                            By ____________________
                               Name:
                               Title:

                  COMMERZBANK AKTIENGESELLSCHAFT,
                                 ATLANTA AGENCY
                            By _________________________
                               Name:
                               Title:
                            By _________________________
                               Name:
                               Title:

                  THE DAI-ICHI KANGYO BANK LTD., ATLANTA
                                     AGENCY
                            By _________________________
                               Name:
                               Title:

                  NBD BANK

                           By _____________________
                               Name:
                               Title:


                    DEUTSCHE BANK AG NEW YORK  AND/OR
                                    CAYMAN ISLANDS   BRANCHES
                             By_________________________
                              Name:
                             Title:
                             By _________________________
                                  Name:
                                Title:

                    THE FUJI BANK, LIMITED,  ATLANTA AGENCY

                          By _________________________
                                    Name:
                                 Title:
                8
                    PRICING SCHEDULE

       Each of "Euro-Dollar Margin", "CD Margin" and
     "Facility Fee Rate" means, for any date, the rates set forth below in the row opposite such term and the Usage on such date and in the column corresponding to "Level I":



                        Level I


     CD Margin
       Usage <
       Usage >OR=

     0.5375%
                       0.6375%


                        Euro-Dollar
                          Margin
                          Usage <
                          Usage >OR=


                          0.4125%
                         0.5125%


                       Facility Fee
                           Rate
                          0.1875%


                                     For purposes of this Schedule, the
following terms  have the following meanings:
                 "Level I Pricing" applies at any date.
                 "Usage" means at any date a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Loans remain outstanding after termination of the Commitments, the Usage for each date on or after the date of such termination shall be deemed to be greater than .

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                  POLICY MANAGEMENT SYSTEMS CORPORATION,
                  POLICY MANAGEMENT SYSTEMS CANADA, LTD.
                  CYBERTEK CORPORATION
                  POLICY MANAGEMENT SYSTEMS INTERNATIONAL,
                          LTD. PMSI, L.P.
                  By POLICY MANAGEMENT SYSTEMS CORPORATION;
                           its General Partner
                  CYBERTEK SOLUTIONS, L.P.
                  By POLICY MANAGEMENT SYSTEMS CORPORATION;
                          its General Partner
                        By ______________________
                           Name:
                           Title:

                      POLICY MANAGEMENT SYSTEMS INVESTMENTS,INC.

                      By ______________________
                          Name:
                          Title:

                      MORGAN GUARANTY TRUST
                             COMPANY OF NEW YORK

                      By ______________________
                                    Name:
                                    Title:



                      FIRST UNION NATIONAL BANK OF SOUTH
                                    CAROLINA

                      By ______________________
                           Name:
                           Title:

                      WACHOVIA BANK OF SOUTH  CAROLINA, N.A.
                       By ______________________

                           Name:
                           Title:

                         BANK OF AMERICA ILLINOIS
                       By ______________________
                            Name:
                            Title:

                      COMMERZBANK AKTIENGESELLSCHAFT,
                              ATLANTA AGENCY

                      By ______________________
                         Name:
                         Title:
                      By ______________________
                         Name:
                         Title:




                      THE DAI-ICHI KANGYO BANK  LTD., ATLANTA AGENCY
                       By ______________________
                          Name:
                          Title:

                      NBD BANK
                       By ______________________
                          Name:
                          Title:

                      DEUTSCHE BANK AG NEW YORK  AND/OR CAYMAN
                           ISLANDS BRANCHES
                       By ______________________
                          Name:
                          Title:
                       By ______________________
                          Name:
                          Title:

                      THE FUJI BANK, LIMITED,  ATLANTA AGENCY
                      By ______________________
                          Name:
                          Title: